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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 1, 1997

                                CBS CORPORATION
                       ---------------------------------
                          (Exact name of registrant as
                           specified in its charter)

      Pennsylvania                    1-977                   25-0877540
      ------------                    -----                   ----------
 (State or other juris-          (Commission File            (IRS Employer
diction of incorporation)            Number)             Identification Number)

Westinghouse Bldg., 11 Stanwix St., Pittsburgh, PA.           15222-1384
---------------------------------------------------           ----------
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:  (412) 244-2000
                                                     ---------------


                  Formerly, Westinghouse Electric Corporation
        ---------------------------------------------------------------
        (Former, name or Former address, if changed since last report.)
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Item 5.  Other Events

         On November 10, 1997, the Registrant's board of directors approved a name change for the company from "Westinghouse Electric Corporation" to "CBS Corporation". The name change became effective on December 1, 1997. Also on December 1, 1997, the Registrant began trading on the New York, Pacific, Philadelphia, Pacific and Chicago Stock Exchanges under the symbol "CBS".

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CBS Corporation
                                               (Registrant)

                                        By: /s/ ANGELINE C. STRAKA
                                            -----------------------
                                            Angeline C. Straka
                                            Vice President, Secretary
                                            and Associate General Counsel

Date:  December 1, 1997